PRUDENTIAL MYROCK ADVISOR VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated January 26, 2026

to Prospectus dated May 1, 2025

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

Investment Option Updates

This Supplement is to inform you that there are changes to certain variable investment options available in your Annuity. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because the Portfolios are available to you.

I. Vanguard Variable Insurance Fund Portfolio Expense and Subadvisor Changes:

Effective December 15, 2025 (the “Effective Date”), information regarding the Vanguard Variable Insurance Fund Diversified Value Portfolio was revised to reflect changes to the Current Expenses, Total Expenses, and Subadvisors. The following replaces information in Appendix A of the Prospectus with respect to the Portfolio:

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Fund Access Charge	Total (Current Expenses + Fund Access Charge)	Average Annual Total Returns (as of 12/31/24)
					1-Year	5-Year	10-Year
Equity	Vanguard Variable Insurance Fund Diversified Value Portfolio Aristotle Capital Management, LLC Hotchkis and Wiley Capital Management, LLC Harris Associates L.P.	0.30%	0.35%	0.65%	14.89%	12.24%	9.76%

II. Mergers Pending Shareholder Approval:

Subject to shareholder approval, the following Target Portfolios will be merged into the following Acquiring Portfolios. If approved, these changes are expected to occur in the second quarter of 2026.

Target Portfolios	Acquiring Portfolios
ClearBridge Variable Appreciation Portfolio – Class I	LVIP ClearBridge Appreciation Fund – Standard Class
ClearBridge Variable Dividend Strategy Portfolio – Class I	LVIP ClearBridge Dividend Strategy Fund – Standard Class
ClearBridge Variable Large Cap Growth Portfolio – Class I	LVIP ClearBridge Large Cap Growth Fund – Standard Class

More detailed information regarding the mergers, including the Merger Effective Date, will be provided in a supplement at a later date.

MYROCKSUP2

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Dates.

If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please go to www.prudential.com/personal/annuities/annuty-prospectuses, or call us at 888-PRU-2888 (888-778-2888) to speak to one of our customer service representatives, Monday – Friday, 8:00 a.m. – 6:00 p.m. Eastern Time.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

MYROCKSUP2